Note 5- Acquired Intangibles and Goodwill (Notes)	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
ACQUIRED INTANGIBLES AND GOODWILL
ACQUIRED INTANGIBLES AND GOODWILL

ACQUIRED INTANGIBLES

The acquired intangible assets, net of accumulated amortization, was $947 million at December 31, 2016 consisting of customer relationships associated with the natural gas gathering and processing operations from the Rockies Natural Gas Business Acquisition. The value for the identified customer relationships consists of cash flows expected from existing contracts and future arrangements from the existing customer base. Accumulated amortization was $61 million and $32 million at December 31, 2016 and 2015, respectively. Amortization expense of acquired intangible assets was $29 million for both years ended December 31, 2016 and 2015. As of December 31, 2016, amortization expense is expected to be approximately $29 million per year through 2021.

GOODWILL

We had goodwill of $117 million and $130 million at December 31, 2016 and 2015, respectively. The deconsolidation of RGS, as further discussed in Note 6, reduced the Partnership’s consolidated goodwill by approximately $13 million.

For 2016, we elected to perform our annual goodwill impairment using a two-step quantitative assessment process on our goodwill of $117 million. As part of our two-step quantitative goodwill impairment process, we engaged a third party appraisal firm to assist in the determination of estimated fair value. This determination includes estimating the fair value using both the income and market approaches. The income approach requires management to estimate a number of factors, including projected future operating results, economic projections, anticipated future cash flows and discount rates. The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping. The determination of the fair value requires us to make significant estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, the selection of appropriate peer group companies, control premiums appropriate for acquisitions in the industries in which we compete, the discount rates, terminal growth rates, and forecasts of revenue, operating income, depreciation and amortization and capital expenditures.

We determined that no impairment charges resulted from our November 1, 2016 goodwill impairment assessments. Furthermore, the fair value tested in step one of the goodwill impairment test exceeded the carrying value such that we were not required to perform step two. There were no impairments of goodwill during the years ended December 31, 2016, 2015 and 2014.